UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

May 23, 2007

Date of Report (Date of Earliest Event Reported)

HEWLETT-PACKARD COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

3000 HANOVER STREET, PALO ALTO, CA	94304
(Address of principal executive offices)	(Zip code)

(650) 857-1501

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On May 23, 2007, Hewlett-Packard Company (“HP”) issued a press release announcing that it had settled the U.S. Securities and Exchange Commission’s investigation regarding HP’s disclosure of the resignation of Thomas J. Perkins from its board of directors in May 2006.  HP agreed, without admitting or denying the SEC’s findings, to the entry of an order by the SEC requiring HP to cease and desist from committing or causing any violations of the reporting requirements of the Securities Exchange Act of 1934, as amended, applicable to public companies.  The SEC imposed no monetary or other penalty in connection with the settlement.

A copy of the press release announcing the SEC settlement is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Text of press release issued by HP, dated May 23, 2007, entitled “HP Settles SEC Investigation into Disclosure of Former Director’s Resignation.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT-PACKARD COMPANY

DATE: May 23, 2007	By:	/s/ Charles N. Charnas
	Name:	Charles N. Charnas
	Title:	Vice President, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Text of press release issued by HP, dated May 23, 2007, entitled “HP Settles SEC Investigation into Disclosure of Former Director’s Resignation.”